
                                                                                                     EXHIBIT 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                         September 30,       September 30,             June 30,
(dollars in thousands)                                       2006                2005                    2006
                                                       ---------------     --------------           -------------
LOAN PORTFOLIO:
Originated and acquired residential mortgage           $      356,179      $     507,200            $    387,156
Home equity                                                   993,994            860,472                 970,600
Marine                                                        387,640            423,268                 392,541
Other                                                          31,046             37,467                  26,583
                                                       ---------------     --------------           -------------
Total consumer                                              1,768,859          1,828,407               1,776,880
                                                       ---------------     --------------           -------------

Commercial mortgage                                           434,484            482,219                 458,615
Residential real estate construction                          554,794            397,438                 486,410
Commercial real estate construction                           302,953            305,319                 320,342
Commercial business                                           706,937            653,375                 717,048
                                                       ---------------     --------------           -------------
Total commercial                                            1,999,168          1,838,351               1,982,415
                                                       ---------------     --------------           -------------
     Total loans                                       $    3,768,027      $   3,666,758            $  3,759,295
                                                       ===============     ==============           =============

NON-PERFORMING ASSETS:
Originated and acquired residential mortgage           $        7,071      $       7,344            $      7,851
Home equity                                                       140                187                     145
Other consumer                                                    467                167                     133
Commercial mortgage                                             1,347              1,598                   1,370
Commercial business                                            14,574             16,237                  14,696
                                                       ---------------     --------------           -------------
Total non-accrual loans                                        23,599             25,533                  24,195
Total renegotiated loans                                            -                  -                       -
                                                       ---------------     --------------           -------------
     Total non-performing loans                                23,599             25,533                  24,195
Total other assets and real estate owned                        2,100              1,239                   2,177
                                                       ---------------     --------------           -------------
     Total non-performing assets                       $       25,699      $      26,772            $     26,372
                                                       ===============     ==============           =============

90-DAY DELINQUENCIES:
Originated and acquired residential mortgage           $        2,744      $       4,956            $      3,470
Home equity                                                       337                275                     306
Other consumer                                                    352                589                   1,293
Residential real estate construction                              112                  -                       -
Commercial business                                             1,367              1,524                     789
                                                       ---------------     --------------           -------------
     Total 90-day delinquencies                        $        4,912      $       7,344            $      5,858
                                                       ===============     ==============           =============

ASSET QUALITY RATIOS:
Non-performing loans to loans                                    0.63%              0.70%                   0.64%
Non-performing assets to loans                                   0.68%              0.73%                   0.70%
Allowance for loan losses to loans                               1.19%              1.26%                   1.19%
Net charge-offs in quarter to average loans                      0.10%              0.15%                   0.09%
Allowance for loan losses to non-performing loans              189.43%            180.35%                 184.75%


                                                            Three Months Ended September 30,        Three Months
                                                       --------------------------------------       Ended June 30,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                      2006                  2005                   2006
                                                       ---------------     ------------------      ---------------
Balance at beginning of period                         $       44,700      $      46,583            $     44,754
Provision for loan losses                                         954                826                     824
Less loans charged-off, net of recoveries:
  Originated and acquired residential mortgage                    197                 77                      89
  Home equity                                                     (19)               (62)                     14
  Other consumer                                                  720                548                     269
  Commercial business                                              53                797                     506
                                                       ---------------     --------------          --------------
    Net charge-offs                                               951              1,360                     878
                                                       ---------------     --------------          --------------
Balance at end of period                               $       44,703      $      46,049           $      44,700
                                                       ===============     ==============          ==============


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
                                                                       Three Months Ended             Nine Months Ended
                                                                          September 30,                  September 30,
                                                                 ----------------------------   ----------------------------
(dollars in thousands, except per share data)                       2006            2005           2006            2005
                                                                 ------------   -------------   ------------   -------------
INTEREST INCOME:
  Loans, including fees                                          $    68,376    $     55,864    $   194,354    $    158,882
  Investment securities                                               25,234          23,065         73,918          71,746
  Tax-advantaged loans and securities                                  1,110             217          2,820             871
  Short-term investments                                                  92              49            282             156
                                                                 ------------   -------------   ------------   -------------
    Total interest income                                             94,812          79,195        271,374         231,655
                                                                 ------------   -------------   ------------   -------------
INTEREST EXPENSE:
  Deposits                                                            22,144          13,553         58,197          37,637
  Short-term borrowings                                                8,661           5,609         27,243          14,901
  Long-term debt                                                      12,919           9,940         31,211          30,915
                                                                 ------------   -------------   ------------   -------------
    Total interest expense                                            43,724          29,102        116,651          83,453
                                                                 ------------   -------------   ------------   -------------
Net interest income                                                   51,088          50,093        154,723         148,202
  Less provision for loan losses                                         954             826          2,096           4,623
                                                                 ------------   -------------   ------------   -------------
Net interest income, after provision for loan losses                  50,134          49,267        152,627         143,579
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                                 24,576          23,870         70,570          64,980
  Commissions and fees                                                 1,492           1,248          4,770           3,772
  Net gains                                                              373             884          1,116             814
  Derivative gains (losses) on swaps                                     643          (3,207)          (514)         (3,106)
  Net cash settlement on swaps                                           186             608            714           3,261
  Other non-interest income                                            4,356           4,334         14,600          14,244
                                                                 ------------   -------------   ------------   -------------
    Total non-interest income                                         31,626          27,737         91,256          83,965
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                      27,353          26,109         82,153          74,526
  Occupancy expense, net                                               5,845           5,488         17,233          17,051
  Furniture and equipment expense                                      3,838           3,644         11,608          10,720
  External processing fees                                             5,272           5,089         15,373          15,411
  Other non-interest expense                                          10,306          10,319         32,833          31,372
                                                                 ------------   -------------   ------------   -------------
    Total non-interest expense                                        52,614          50,649        159,200         149,080
                                                                 ------------   -------------   ------------   -------------
Income before income taxes                                            29,146          26,355         84,683          78,464
Income tax expense                                                     8,707           8,102         25,963          24,484
                                                                 ------------   -------------   ------------   -------------
Net income                                                       $    20,439    $     18,253    $    58,720    $     53,980
                                                                 ============   =============   ============   =============

NET INCOME PER SHARE AMOUNTS:
  Basic                                                          $      0.63    $       0.55    $      1.79    $       1.64
  Diluted                                                               0.62            0.54           1.77            1.60



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

                                                                            September 30,    December 31,    September 30,
(dollars in thousands, except share amounts)                                   2006            2005             2005
                                                                           -------------   --------------   -------------
ASSETS:
  Cash and due from banks                                                  $    142,173    $     159,474    $    173,344
  Short-term investments                                                          9,937            3,992           8,522
  Mortgage loans held for sale                                                    9,223            8,169           9,228
  Securities available for sale                                               1,761,424        1,794,086       1,829,160
  Securities held to maturity                                                   128,530          111,269         111,854
  Loans                                                                       3,768,027        3,695,381       3,666,758
  Less allowance for loan losses                                                 44,703           45,639          46,049
                                                                           -------------   --------------   -------------
    Net loans                                                                 3,723,324        3,649,742       3,620,709
                                                                           -------------   --------------   -------------
  Premises and equipment, net                                                    66,492           65,893          64,616
  Accrued interest receivable                                                    37,336           31,766          30,415
  Goodwill                                                                      254,855          254,855         255,264
  Intangible assets                                                               9,415           10,765          11,215
  Other assets                                                                  267,582          265,915         290,686
                                                                           -------------   --------------   -------------
Total assets                                                               $  6,410,291    $   6,355,926    $  6,405,013
                                                                           =============   ==============   =============

LIABILITIES:
 Deposits:
  Noninterest-bearing                                                      $    774,574    $     860,023    $    858,763
  Interest-bearing                                                            3,357,128        3,264,444       3,120,893
                                                                           -------------   --------------   -------------
    Total deposits                                                            4,131,702        4,124,467       3,979,656
                                                                           -------------   --------------   -------------
 Short-term borrowings                                                          634,645          647,752         833,344
 Long-term debt                                                                 955,599          920,022         915,026
 Accrued expenses and other liabilities                                          41,459           33,190          49,015
                                                                           -------------   --------------   -------------
    Total liabilities                                                         5,763,405        5,725,431       5,777,041
                                                                           -------------   --------------   -------------

STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares;
   issued 41,890,198, 41,386,297 and 41,249,481 shares at September 30,
   2006, December 31, 2005 and September 30, 2005, respectively                  41,890           41,386          41,249
  Additional paid-in capital                                                    577,876          565,239         561,604
  Retained earnings                                                             251,405          221,290         211,517
  Net accumulated other comprehensive loss                                      (16,872)         (17,283)        (11,882)
  Treasury stock at cost - 9,209,932, 8,453,179 and 8,286,428 shares at September 30, 2006, December 31, 2005 and
   September 30, 2005, respectively                                            (207,413)        (180,137)       (174,516)
                                                                           -------------   --------------   -------------
    Total stockholders' equity                                                  646,886          630,495         627,972
                                                                           -------------   --------------   -------------
Total liabilities and stockholders' equity                                 $  6,410,291    $   6,355,926    $  6,405,013
                                                                           =============   ==============   =============



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         ---------------------------------------------------------------------------
                                                  Three Months Ended                   Three Months Ended
                                                  September 30, 2006                   September 30, 2005
                                         ---------------------------------------------------------------------------
(dollars in thousands)                     Average        Income/    Yield/        Average       Income/    Yield/
(tax-equivalent basis)                     Balance        Expense     Rate         Balance       Expense     Rate
                                         -----------   ------------ --------    -------------   ---------- -----------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    373,568   $    6,023     6.40 %   $    541,096    $   7,704    5.65 %
Home equity                                   983,288       17,307     6.98          831,987       11,984    5.71
Marine                                        389,728        5,285     5.38          425,131        5,656    5.28
Other consumer                                 32,366          593     7.27           35,825          732    8.11
Commercial mortgage                           449,305        7,963     7.03          473,831        7,582    6.35
Residential construction                      535,183       11,905     8.83          346,975        6,145    7.03
Commercial construction                       307,655        6,058     7.81          318,166        5,143    6.41
Commercial business                           703,523       13,286     7.49          662,337       10,936    6.55
                                         -------------  -----------            --------------   ----------
    Total loans                             3,774,616       68,420     7.19        3,635,348       55,882    6.10
                                         -------------  -----------            --------------   ----------
Loans held for sale                            10,866          197     7.19            8,163          120    5.83
Short-term investments                          7,898           92     4.62            4,170           49    4.66
Taxable investment securities               1,811,500       25,234     5.53        1,950,598       23,065    4.69
Tax-advantaged investment securities           97,066        1,470     6.01           13,539          213    6.24
                                         -------------  -----------            --------------   ----------
    Total investment securities             1,908,566       26,704     5.55        1,964,137       23,278    4.70
                                         -------------  -----------            --------------   ----------
    Total interest-earning assets           5,701,946       95,413     6.64        5,611,818       79,329    5.61
                                         -------------  -----------            --------------   ----------
Less: allowance for loan losses                44,749                                 46,361

Cash and due from banks                       122,805                                145,111
Other assets                                  626,770                                624,315
                                         -------------                         --------------
   Total assets                          $  6,406,772                           $  6,334,883
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    539,858          722     0.53     $    604,345          611    0.40
Money market deposits                         576,136        4,385     3.02          595,956        2,987    1.99
Savings deposits                              645,666          734     0.45          732,295          533    0.29
Direct time deposits                          982,228       10,055     4.06          805,572        5,543    2.73
Brokered time deposits                        520,367        6,248     4.76          352,537        3,879    4.37
Short-term borrowings                         722,043        8,661     4.76          747,498        5,609    2.98
Long-term debt                                963,669       12,919     5.32        1,012,611        9,940    3.89
                                         -------------  -----------            --------------   ----------
  Total interest-bearing liabilities        4,949,967       43,724     3.50        4,850,814       29,102    2.38
                                         -------------  -----------            --------------   ----------
Noninterest-bearing demand deposits           759,874                                814,400
Other liabilities                              39,773                                 34,764
Stockholders' equity                          657,158                                634,905
                                         -------------                         --------------
   Total liabilities and stockholders'
    equity                               $  6,406,772                           $  6,334,883
                                         =============                         ==============
Net interest-earning assets              $    751,979                           $    761,004
                                         =============                         ==============
Net interest income (tax-equivalent)                        51,689                                 50,227
Less: tax-equivalent adjustment                                601                                    134
                                                        -----------                             ----------
Net interest income                                     $   51,088                              $  50,093
                                                        ===========                             ==========
Net yield on interest-earning assets                                   3.60 %                                3.55 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         2006/2005
                                       --------------------------------------------------------   Income/Expense Variance
                                          2006 Quarter to 2005 Quarter Increase/(Decrease)            Due to Change In
                                       -------------------------------------------------------------------------------------
(dollars in thousands)                    Average          %        Income/         %             Average        Average
(tax-equivalent basis)                    Balance       Change      Expense       Change           Rate          Volume
                                       -------------- ---------   ------------ -------------   -------------  --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential    $    (167,528)    (31.0)%  $    (1,681)     (21.8)%     $        925    $     (2,606)
Home equity                                  151,301      18.2          5,323       44.4              2,926           2,397
Marine                                       (35,403)     (8.3)          (371)      (6.6)               107            (478)
Other consumer                                (3,459)     (9.7)          (139)     (19.0)               (72)            (67)
Commercial mortgage                          (24,526)     (5.2)           381        5.0                787            (406)
Residential construction                     188,208      54.2          5,760       93.7              1,847           3,913
Commercial construction                      (10,511)     (3.3)           915       17.8              1,090            (175)
Commercial business                           41,186       6.2          2,350       21.5              1,640             710
                                       --------------             ------------
     Total loans                             139,268       3.8         12,538       22.4
                                       --------------             ------------
Loans held for sale                            2,703      33.1             77       64.2                 32              45
Short-term investments                         3,728      89.4             43       87.8                 (1)             44
Taxable investment securities               (139,098)     (7.1)         2,169        9.4              3,897          (1,728)
Tax-advantaged investment securities          83,527     616.9          1,257      590.1                 (8)          1,265
                                       --------------             ------------
    Total investment securities              (55,571)     (2.8)         3,426       14.7
                                       --------------             ------------
    Total interest-earning assets             90,128       1.6         16,084       20.3             14,791           1,293
                                       --------------             ------------
Less: allowance for loan losses               (1,612)     (3.5)
Cash and due from banks                      (22,306)    (15.4)
Other assets                                   2,455       0.4
                                       --------------
   Total assets                        $      71,889       1.1
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits       $     (64,487)    (10.7)           111       18.2                182             (71)
Money market deposits                        (19,820)     (3.3)         1,398       46.8              1,500            (102)
Savings deposits                             (86,629)    (11.8)           201       37.7                270             (69)
Direct time deposits                         176,656      21.9          4,512       81.4              3,112           1,400
Brokered time deposits                       167,830      47.6          2,369       61.1                381           1,988
Short-term borrowings                        (25,455)     (3.4)         3,052       54.4              3,249            (197)
Long-term debt                               (48,942)     (4.8)         2,979       30.0              3,480            (501)
                                       --------------             ------------
  Total interest-bearing liabilities          99,153       2.0         14,622       50.2             14,015             607
                                       --------------             ------------
Noninterest-bearing demand deposits          (54,526)     (6.7)
Other liabilities                              5,009      14.4
Stockholders' equity                          22,253       3.5
                                       --------------
   Total liabilities and stockholders'
    equity                             $      71,889       1.1
                                       ==============
Net interest-earning assets            $      (9,025)     (1.2)
                                       ==============
Net interest income (tax-equivalent)                                    1,462        2.9       $        776    $        686
Less: tax-equivalent adjustment                                           467      348.5
                                                                  ------------
Net interest income                                               $       995        2.0
                                                                  ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         -----------------------------------------------------------------------------
                                                   Three Months Ended                   Three Months Ended
                                                   September 30, 2006                     June 30, 2006
                                         -----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/      Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense       Rate
                                         ------------  -----------  --------   -------------- ------------ -----------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    373,568   $    6,023     6.40 %  $     403,284  $     6,154    6.12 %
Home equity                                   983,288       17,307     6.98          946,382       15,872    6.73
Marine                                        389,728        5,285     5.38          392,952        5,153    5.26
Other consumer                                 32,366          593     7.27           28,090          568    8.11
Commercial mortgage                           449,305        7,963     7.03          461,554        8,126    7.06
Residential construction                      535,183       11,905     8.83          508,328       10,675    8.42
Commercial construction                       307,655        6,058     7.81          295,740        5,685    7.71
Commercial business                           703,523       13,286     7.49          692,819       12,559    7.27
                                         -------------  -----------            -------------- ------------
    Total loans                             3,774,616       68,420     7.19        3,729,149       64,792    6.97
                                         -------------  -----------            -------------- ------------
Loans held for sale                            10,866          197     7.19           10,352          171    6.63
Short-term investments                          7,898           92     4.62            8,219          111    5.42
Taxable investment securities               1,811,500       25,234     5.53        1,838,992       24,732    5.39
Tax-advantaged investment securities           97,066        1,470     6.01           83,800        1,258    6.02
                                         -------------  -----------            -------------- ------------
    Total investment securities             1,908,566       26,704     5.55        1,922,792       25,990    5.42
                                         -------------  -----------            -------------- ------------
    Total interest-earning assets           5,701,946       95,413     6.64        5,670,512       91,064    6.44
                                         -------------  -----------            -------------- ------------
Less: allowance for loan losses                44,749                                 44,750
Cash and due from banks                       122,805                                123,662
Other assets                                  626,770                                623,024
                                         -------------                         --------------
   Total assets                          $  6,406,772                          $   6,372,448
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    539,858          722     0.53    $     579,131          647    0.45
Money market deposits                         576,136        4,385     3.02          619,840        4,052    2.62
Savings deposits                              645,666          734     0.45          683,347          588    0.35
Direct time deposits                          982,228       10,055     4.06          919,265        8,324    3.63
Brokered time deposits                        520,367        6,248     4.76          460,527        5,376    4.68
Short-term borrowings                         722,043        8,661     4.76          878,716       10,034    4.58
Long-term debt                                963,669       12,919     5.32          743,706        9,170    4.95
                                         -------------  -----------            -------------- ------------
  Total interest-bearing liabilities        4,949,967       43,724     3.50        4,884,532       38,191    3.14
                                         -------------  -----------            -------------- ------------
Noninterest-bearing demand deposits           759,874                                800,183
Other liabilities                              39,773                                 35,794
Stockholders' equity                          657,158                                651,939
                                         -------------                         --------------
   Total liabilities and stockholders'
    equity                               $  6,406,772                          $   6,372,448
                                         =============                         ==============
Net interest-earning assets              $    751,979                          $     785,980
                                         =============                         ==============
Net interest income (tax-equivalent)                        51,689                                 52,873
Less: tax-equivalent adjustment                                601                                    486
                                                        -----------                           ------------
Net interest income                                     $   51,088                            $    52,387
                                                        ===========                           ============
Net yield on interest-earning assets                                   3.60 %                                3.74 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Quarter to Quarter
                                       -----------------------------------------------------      Income/Expense Variance
                                       Current Quarter to Prior Quarter Increase/(Decrease)          Due to Change In
                                       -----------------------------------------------------   -----------------------------
(dollars in thousands)                    Average        %          Income/         %            Average         Average
(tax-equivalent basis)                    Balance      Change       Expense       Change           Rate          Volume
                                       -------------- ---------   ------------ -------------   -------------  --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential    $     (29,716)     (7.4)%  $      (131)      (2.1)%      $       298    $       (429)
Home equity                                   36,906       3.9          1,435        9.0                709             726
Marine                                        (3,224)     (0.8)           132        2.6                160             (28)
Other consumer                                 4,276      15.2             25        4.4                (61)             86
Commercial mortgage                          (12,249)     (2.7)          (163)      (2.0)               (23)           (140)
Residential construction                      26,855       5.3          1,230       11.5                584             646
Commercial construction                       11,915       4.0            373        6.6                 92             281
Commercial business                           10,704       1.5            727        5.8                482             245
                                       --------------             ------------
    Total loans                               45,467       1.2          3,628        5.6
                                       --------------             ------------
Loans held for sale                              514       5.0             26       15.2                 16              10
Short-term investments                          (321)     (3.9)           (19)     (17.1)               (15)             (4)
Taxable investment securities                (27,492)     (1.5)           502        2.0                776            (274)
Tax-advantaged investment securities          13,266      15.8            212       16.9                 (3)            215
                                       --------------             ------------
    Total investment securities              (14,226)     (0.7)           714        2.7
                                       --------------             ------------
    Total interest-earning assets             31,434       0.6          4,349        4.8              3,683             666
                                       --------------             ------------
Less: allowance for loan losses                   (1)     (0.0)
Cash and due from banks                         (857)     (0.7)
Other assets                                   3,746       0.6
                                       --------------
   Total assets                        $      34,324       0.5
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits       $     (39,273)     (6.8)            75       11.6                120             (45)
Money market deposits                        (43,704)     (7.1)           333        8.2                622            (289)
Savings deposits                             (37,681)     (5.5)           146       24.8                179             (33)
Direct time deposits                          62,963       6.8          1,731       20.8              1,096             635
Brokered time deposits                        59,840      13.0            872       16.2                103             769
Short-term borrowings                       (156,673)    (17.8)        (1,373)     (13.7)               403          (1,776)
Long-term debt                               219,963      29.6          3,749       40.9                762           2,987
                                       --------------             ------------
  Total interest-bearing liabilities          65,435       1.3          5,533       14.5              4,967             566
                                       --------------             ------------
Noninterest-bearing demand deposits          (40,309)     (5.0)
Other liabilities                              3,979      11.1
Stockholders' equity                           5,219       0.8
                                       --------------
   Total liabilities and stockholders'
    equity                             $      34,324       0.5
                                       ==============
Net interest-earning assets            $     (34,001)     (4.3)
                                       ==============
Net interest income (tax-equivalent)                                   (1,184)      (2.2)       $    (1,284)   $        100
Less: tax-equivalent adjustment                                           115       23.7
                                                                  ------------
Net interest income                                               $    (1,299)      (2.5)
                                                                  ============



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         -----------------------------------------------------------------------------
                                                    Nine Months Ended                    Nine Months Ended
                                                   September 30, 2006                    September 30, 2005
                                         -----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/      Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense       Rate
                                         ------------  -----------  --------   -------------- ------------ -----------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    405,214   $   19,060     6.29 %  $     594,610  $    26,017     5.85 %
Home equity                                   948,202       47,457     6.69          776,815       31,914     5.49
Marine                                        396,427       15,673     5.29          428,619       16,649     5.19
Other consumer                                 30,307        1,752     7.73           36,292        2,255     8.31
Commercial mortgage                           461,976       24,006     6.95          478,760       22,042     6.16
Residential construction                      497,421       31,589     8.49          298,370       14,745     6.61
Commercial construction                       304,167       17,204     7.56          297,877       13,481     6.05
Commercial business                           691,325       37,631     7.28          672,403       32,186     6.40
                                         -------------  -----------            -------------- ------------
     Total loans                            3,735,039      194,372     6.96        3,583,746      159,289     5.94
                                         -------------  -----------            -------------- ------------
Loans held for sale                             9,578          494     6.90            6,722          295     5.87
Short-term investments                          8,195          282     4.60            7,581          156     2.75
Taxable investment securities               1,833,084       73,918     5.39        2,070,631       71,746     4.63
Tax-advantaged investment securities           84,613        3,833     6.06           13,034          689     7.07
                                         -------------  -----------            -------------- ------------
    Total investment securities             1,917,697       77,751     5.42        2,083,665       72,435     4.65
                                         -------------  -----------            -------------- ------------
    Total interest-earning assets           5,670,509      272,899     6.43        5,681,714      232,175     5.46
                                         -------------  -----------            -------------- ------------
Less: allowance for loan losses                44,963                                 45,999
Cash and due from banks                       122,649                                138,541
Other assets                                  624,351                                624,314
                                         -------------                         --------------
Total assets                             $  6,372,546                          $   6,398,570
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    562,619        2,038     0.48    $     570,101        1,329     0.31
Money market deposits                         603,217       12,072     2.68          575,281        7,414     1.72
Savings deposits                              673,506        1,874     0.37          747,168        1,619     0.29
Direct Time deposits                          933,644       25,529     3.66          796,497       14,857     2.49
Brokered Time deposits                        476,701       16,684     4.68          369,412       12,418     4.49
Short-term borrowings                         811,605       27,243     4.49          779,558       14,901     2.56
Long-term debt                                838,255       31,211     4.98        1,095,289       30,915     3.77
                                         -------------  -----------            -------------- ------------
  Total interest-bearing liabilities        4,899,547      116,651     3.18        4,933,306       83,453     2.26
                                         -------------  -----------            -------------- ------------
Noninterest-bearing demand deposits           783,774                                805,273
Other liabilities                              36,404                                 34,086
Stockholders' equity                          652,821                                625,905
                                         -------------                         --------------
Total liabilities and stockholders'
  equity                                 $  6,372,546                          $   6,398,570
                                         =============                         ==============
Net interest-earning assets              $    770,962                          $     748,408
                                         =============                         ==============
Net interest income (tax-equivalent)                       156,248                                148,722
Less: tax-equivalent adjustment                              1,525                                    520
                                                        -----------                           ------------
Net interest income                                     $  154,723                            $   148,202
                                                        ===========                           ============
Net yield on interest-earning assets                                   3.68 %                                 3.50 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
                                                                                                -----------------------------
                                                                                                          2006/2005
                                       -----------------------------------------------------       Income/Expense Variance
                                              Ytd 2006 to Ytd 2005 Increase/(Decrease)                Due to Change In
                                       -----------------------------------------------------    -----------------------------
(dollars in thousands)                    Average        %          Income/          %             Average         Average
(tax-equivalent basis)                    Balance      Change       Expense       Change             Rate          Volume
                                       -------------- ---------   ------------ -------------    -------------  --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential    $    (189,396)    (31.9)%  $    (6,957)     (26.7)%      $      1,833   $      (8,790)
Home equity                                  171,387      22.1         15,543       48.7               7,729           7,814
Marine                                       (32,192)     (7.5)          (976)      (5.9)                293          (1,269)
Other consumer                                (5,985)    (16.5)          (503)     (22.3)               (149)           (354)
Commercial mortgage                          (16,784)     (3.5)         1,964        8.9               2,758            (794)
Residential construction                     199,051      66.7         16,844      114.2               5,043          11,801
Commercial construction                        6,290       2.1          3,723       27.6               3,433             290
Commercial business                           18,922       2.8          5,445       16.9               4,518             927
                                       --------------             ------------
     Total loans                             151,293       4.2         35,083       22.0
                                       --------------             ------------
Loans held for sale                            2,856      42.5            199       67.5                  58             141
Short-term investments                           614       8.1            126       80.8                 112              14
Taxable investment securities               (237,547)    (11.5)         2,172        3.0              10,958          (8,786)
Tax-advantaged investment securities          71,579     549.2          3,144      456.3                (112)          3,256
                                       --------------             ------------
    Total investment securities             (165,968)     (8.0)         5,316        7.3
                                       --------------             ------------
    Total interest-earning assets            (11,205)     (0.2)        40,724       17.5              41,183            (459)
                                       --------------             ------------
Less: allowance for loan losses               (1,036)     (2.3)
Cash and due from banks                      (15,892)    (11.5)
Other assets                                      37       0.0
                                       --------------
Total assets                           $     (26,024)     (0.4)
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits       $      (7,482)     (1.3)           709       53.3                 726             (17)
Money market deposits                         27,936       4.9          4,658       62.8               4,282             376
Savings deposits                             (73,662)     (9.9)           255       15.8                 426            (171)
Direct Time deposits                         137,147      17.2         10,672       71.8               7,792           2,880
Brokered Time deposits                       107,289      29.0          4,266       34.4                 529           3,737
Short-term borrowings                         32,047       4.1         12,342       82.8              11,706             636
Long-term debt                              (257,034)    (23.5)           296        1.0               8,532          (8,236)
                                       --------------             ------------
  Total interest-bearing liabilities         (33,759)     (0.7)        33,198       39.8              33,773            (575)
                                       --------------             ------------
Noninterest-bearing demand deposits          (21,499)     (2.7)
Other liabilities                              2,318       6.8
Stockholders' equity                          26,916       4.3
                                       --------------
Total liabilities and stockholders'
  equity                               $     (26,024)     (0.4)
                                       ==============
Net interest-earning assets            $      22,554       3.0
                                       ==============
Net interest income (tax-equivalent)                                    7,526        5.1        $      7,410   $         116
Less: tax-equivalent adjustment                                         1,005      193.3
                                                                  ------------
Net interest income                                               $     6,521        4.4
                                                                  ============